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                                   EXHIBIT 32

             CERTIFICATION OF CHIEF EXECUTIVE OFFICER, PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

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                                                                      EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        Thomas J. Linneman, President and Chief Executive Officer and Scott T. Smith, Chief Financial Officer of Cheviot Financial Corp. (the "Company") each certify in their capacity as officers of the Company that they have reviewed the annual report of the Company on Form 10-K for the fiscal ended December 31, 2005 and that to the best of their knowledge:

        1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

        2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


March 28, 2006                  /s/ Thomas J. Linneman
Date                            ------------------------------------------------
                                President and Chief Executive Officer


March 28, 2006                  /s/ Scott T. Smith
Date                            ------------------------------------------------
                                Chief Financial Officer